Summary Prospectus and Prospectus Supplement Supplement dated October 10, 2018
High-Yield Fund
(Summary Prospectus and Prospectus dated August 1, 2018)

The following change is effective October 31, 2018:

G. David MacEwen, Co-Chief Investment Officer, CIO, Global Fixed Income, has announced his plans to retire on December 31, 2018. As a result, he will no longer serve as a portfolio manager for the fund effective October 31, 2018.

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CL-SPL-94567 1810